                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-09161, 333-11869 and 333-44152) of Workgroup Technology Corporation of our report dated April 18, 2002 relating to the financial statements, which appears in this Form 10-K.




PricewaterhouseCoopers LLP
Boston, Massachusetts
May 31, 2002